March 15, 1996

                            THE JAMESTOWN BOND FUNDS
                  Supplement to Prospectus Dated August 1, 1995

         The second paragraph on page 1 of the Prospectus has been replaced with the following:

The investment objective of THE JAMESTOWN SHORT TERM BOND FUND (the "Short Term Fund") is identical to that of the Bond Fund, with the distinction that the Short Term Fund intends to achieve this objective by investing in a portfolio of investment grade fixed income securities having a shorter average duration.
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         The third paragraph on page 2 of the Prospectus has been replaced with the following:

INVESTMENT APPROACH. The Advisor's philosophy in managing fixed income portfolios is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to maximize total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. Each Fund intends to invest only in investment grade securities. Due to their controlled duration and quality standards, the Funds expect to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios.

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         The second paragraph on page 7 of the Prospectus has been replaced with the following:

Each Fund invests exclusively in those securities rated investment grade by one or more of the NRSROs or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases securities which are rated investment grade by one NRSRO and which are not rated or rated below investment grade by other NRSROs, and such securities would be eligible for purchase by the Funds. Issues rated within the fourth highest grade (those rated lower than A) are considered speculative in certain respects and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon it own analysis of factors establishing creditworthiness. For as long as the Funds hold a fixed income issue, the Advisor monitors the issuer's credit standing. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Advisor's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation.

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